EXHIBIT 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nortel Networks Limited, a Canadian corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

This Amendment No. 1 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 ( “Amendment No. 1”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 23, 2003	“FRANK A. DUNN” Frank A. Dunn President and Chief Executive Officer

Dated: December 23, 2003	“DOUGLAS C. BEATTY” Douglas C. Beatty Chief Financial Officer

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